MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.



                     Supplement dated June 5, 2002 to the
                      Prospectus dated September 20, 2001



     The information appearing under the section entitled "ABOUT THE PORTFOLIO MANAGER" is deleted and revised as follows:

     "Andrea Mitroff is the Portfolio Manager of the Fund and is primarily responsible for the day to day operation of the Fund. Ms. Mitroff has been a Director of Merrill Lynch Investment Managers since 2000 and a Vice President from 1999 to 2000. Prior to joining Merrill Lynch Investment Managers, Ms. Mitroff was a Director of Quantitative Analysis at AIM Funds from 1991 to 1999."



CODE #19059-09-01 ALL